Exhibit 10.4

PATENT ACQUISITION AND LICENSE TERMINATION AGREEMENT

This PATENT ACQUISITION AND LICENSE TERMINATION AGREEMENT (hereinafter “Agreement”), effective as of June 26, 2009 (the “Effective Date”), by and between Synecor LLC, a Delaware limited liability company (hereinafter “Synecor”), Barosense, Inc., a Delaware corporation (hereinafter “Barosense”), and TransEnterix, Inc., a Delaware corporation (hereinafter “TransEnterix”) (Synecor, Barosense and TransEnterix, each a “Party” and collectively the “Parties”).

RECITALS

Barosense and Synecor entered into a license agreement effective December 8, 2004 (the “Barosense License,” defined below) under which Synecor granted Barosense license rights under the Barosense-related patents listed at Exhibit A and to other intellectual property.

TransEnterix and Synecor entered into a license agreement effective December 31, 2007 (the “TransEnterix License,” defined below) under which Synecor granted TransEnterix license rights under the TransEnterix-related patents listed at Exhibit B and Exhibit C and to other intellectual property.

Synecor desires to transfer ownership of the Barosense-related patents to Barosense, and in partial exchange therefor, Barosense desires to terminate the Barosense License.

Synecor desires to transfer ownership of the TransEnterix-related patents to TransEnterix, and in partial exchange therefor, TransEnterix desires to terminate the TransEnterix License.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the adequacy of which is acknowledged, the Parties agree as follows:

1. DEFINITIONS

1.1 “Assigned Patents” means, collectively, the Exhibit A Patents, the Exhibit B Patents and the Exhibit C Patents.

1.2 “Barosense License” shall mean the Amended and Restated IP Transfer and Exclusive License Agreement dated December 8, 2004 between Barosense and Synecor.

1.3 “Barosense Services” shall mean the services provided by Synecor to Barosense during the term ending on December 8, 2006.

1.4 “Barosense Work Product” shall mean all documents, records, files, materials and prototypes created or developed by Synecor, solely or jointly with Barosense, in the performance of Barosense Services. Barosense Work Product includes, but is not limited to, Patent Documents for each of the Exhibit A Patents.

1.5 “Encumbrance” means with respect to any Patent, any mortgage, lien, pledge, charge, security interest, express license, or encumbrance of any kind whatsoever in respect of such Patent.

1.6 “Exhibit A Patents” means (a) the Patents listed at Exhibit A; and (b) any and all Patents that are part of the same Patent Family as one or more of the Patents listed at Exhibit A; provided, however, that “Exhibit A Patents” does not include any Patents listed in Exhibit B or Exhibit C.

1.7 “Exhibit B Patents” means (a) the Patents listed at Exhibit B; and (b) any and all Patents that are part of the same Patent Family as one or more of the Patents listed at Exhibit B; provided, however, that “Exhibit B Patents” does not include any Patents listed in Exhibit A or Exhibit C.

1.8 “Exhibit C Patents” means (a) the Patents listed at Exhibit C; and (b) any and all Patents that are part of the same Patent Family as one or more of the Patents listed at Exhibit C; provided, however, that “Exhibit C Patents” does not include any Patents listed in Exhibit A or Exhibit B.

1.9 “Governmental Entity” means any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency commission or subdivision thereof, including the U.S. Patent and Trademark Office (“PTO”) and the European Patent Office (“EPO”).

1.10 “Inventor” means each of the named inventors of each of Patent.

1.11 “Inventor Assignment Agreements” means each of Synecor’s fully executed agreements with each Inventor assigning to Synecor all rights in the respective Patents.

1.12 “Next TransEnterix Cash/Liquidity Event” means the earliest date, after the Effective Date, upon which (i) TransEnterix receives cumulative gross cash proceeds in an amount equal to or greater than $ 5, 000,000 (five million dollars) pursuant to (a) a sale of debt or equity securities, (b) a sale of securities convertible into or exercisable for such debt or equity securities, (c) a sale or license of one or more of its assets (including, without limitation, its intellectual property, technology, or products), (d) a grant received from any entity or organization, whether governmental or otherwise, or (e) any other transaction that results in the receipt of cash proceeds by TransEnterix, whether pursuant to one or more of the foregoing transactions and whether pursuant to a single transaction or series of transactions; or (ii) TransEnterix is acquired by another entity by means of any transaction or series of related transactions including, without limitation, any stock acquisition, reorganization, merger or consolidation, or a sale, lease, license or other disposition of all or substantially all of the assets of TransEnterix or any of its subsidiaries by means of any transaction or series of related transactions; or (iii) TransEnterix shareholders receive cash proceeds in an amount equal to or greater than $5,000,000 (five million dollars) in a transaction in which TransEnterix is liquidated, dissolved or wound up, whether voluntarily or involuntarily.

1.13 “Patents” means any United States or foreign patents and applications (including provisional applications), patents issuing from such applications, certificates of invention or any other grants by any Governmental Entity for the protection of inventions, and all reissues, renewals, continuations, continuations-in-part, re-examinations and extensions of any of the foregoing; provided, however, that when the term “Patent” is used in the context of, or to refer to, a particular patent or patent application, or a patent or patent application on a schedule, the term shall mean only that particular patent or patent application, as the case may be.

1.14 “Patent Documents” means all (i) prosecution files and docketing reports for any of the Assigned Patents; (ii) Inventor Assignment Agreements; (iii) all documents, records and files in the possession or control of Synecor, its counsel or its agents (and including any and all of each Inventor) with respect to (A) the conception or reduction to practice of the claims made in any of the Assigned Patents, (B) the acquisition, prosecution, registration, continuation, continuation-in-part, reissuance, correction, enforcement, defense, and maintenance of the Assigned Patents, and (C) Synecor’s marking activities and program(s) with respect to the Assigned Patents, and (iv) any other material documentation or information in the possession or control of Synecor, its counsel or its agents related to the Assigned Patents.

1.15 “Patent Family” means a set comprised of all Patents that are (a) linked through one or more claims of priority pursuant to 35 U.S.C. Sections 120 or 119(e) (the equivalent laws or regulation of any other patent authority) or by a terminal disclaimer pursuant to 35 U.S.C. Sec. 253 or 37 CFR 1.321 (or the equivalent laws or regulation of any other patent authority) or (b) that are foreign counterparts, reissues, divisionals, renewals, extensions, continuations or continuations-in-part with respect to any other Patent in such set.

1.16 “TransEnterix License” shall mean the License Agreement dated December 31, 2007 between TransEnterix and Synecor.

1.17 “TransEnterix Services” shall mean the services provided by Synecor to TransEnterix during the term beginning on or about April 1, 2005 and ending on the Effective Date.

1.18 “TransEnterix Work Product” shall mean all documents, records, files, materials, and prototypes created or developed by Synecor, solely or jointly with TransEnterix, in the performance of TransEnterix Services. TransEnterix Work Product includes, but is not limited to, Patent Documents for each of the Exhibit B Patents and each of the Exhibit C Patents.

1.19 “Transfer Documents” means fully executed Patent transfer documents, in a form approved by Barosense (for the Exhibit A Patents) and TransEnterix (for the Exhibit B Patents and the Exhibit C Patents) suitable for filing with the relevant Governmental Authority, in each jurisdiction where the Patents issue from or have been filed, as the case may be, in each case to record the change of ownership of the Patents from Synecor to Barosense or TransEnterix as the case may be.

1.20 Construction.

1.20.1 As used in this Agreement, the words “include” and “including” and variations thereof will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”

2. TERMINATION OF LICENSES

2.1 Concurrently with the assignment of the Exhibit A Patents to Barosense, Barosense and Synecor hereby mutually terminate the Barosense License effective as of the Effective Date. Notwithstanding any terms to the contrary in the Barosense License, all terms of the Barosense License including all license grants therein, shall have no force and effect as of the Effective Date, and Barosense shall have no rights under or license to any intellectual property, including Patent Rights, owned by Synecor or TransEnterix.

2.2 Concurrently with the assignment of the Exhibit B Patents and the Exhibit C Patents to TransEnterix, TransEnterix and Synecor hereby mutually terminate the TransEnterix License effective as of the Effective Date. Notwithstanding any terms to the contrary in the TransEnterix License, all terms of the TransEnterix License, including all license grants therein, shall have no force and effect as of the Effective Date, and TransEnterix shall have no rights under or license to any intellectual property, including Patent Rights, owned by Synecor or Barosense.

3. ASSIGNMENT

3.1 Synecor hereby irrevocably sells, transfers, conveys and assigns to Barosense, and Barosense shall acquire from Synecor all right, title and interest in and to (i) all Exhibit A Patents including, without limitation, causes of action and rights to damages, payments, royalties and income for past, present or future infringements or misappropriations with respect thereto, in all countries relating to the Exhibit A Patents; (ii) the Patent Documents and rights (including copyrights) with respect thereto; and (iii) the Barosense Work Product and all trade secrets, know-how and inventions described or shown therein. On the Effective Date, Synecor shall execute, have notarized and deliver the Transfer Documents in accordance with Section 5.1. Barosense shall thereafter have sole responsibility and authority to prosecute any pending Patent application included in the Exhibit A Patents, and shall assume responsibility for all fees and expenses associated with the Exhibit A Patents including, without limitation, all maintenance, annuity and prosecution-related fees and expenses.

3.2 Synecor hereby irrevocably sells, transfers, conveys and assigns to TransEnterix, and TransEnterix shall acquire from Synecor all right, title and interest in and to (i) all Exhibit B Patents and all Exhibit C Patents including, without limitation, causes of action and rights to damages, payments, royalties and income for past, present or future infringements or misappropriations with respect thereto, in all countries relating to the Exhibit B Patents and the Exhibit C Patents; (ii) the Patent Documents and rights (including copyrights) with respect thereto; and (iii) the TransEnterix Work Product and all trade secrets, know-how and inventions described or shown therein. On the Effective Date, Synecor shall execute, have notarized and deliver the Transfer Documents in accordance with Section 5.2. TransEnterix shall thereafter have sole responsibility and authority to prosecute any pending Patent application included in the Exhibit B Patents and the Exhibit C Patents, and shall assume responsibility for all fees and expenses associated with the Exhibit B Patents and the Exhibit C Patents including, without limitation, all maintenance, annuity and prosecution-related fees and expenses.

4. CONSIDERATION

4.1 In partial consideration for the termination of the Barosense License by Barosense, TransEnterix shall pay or have paid to Barosense a total sum of $ 5,000,000 (five million dollars) in two installments as follows: (i) the first installment shall be in the amount of $ 2,500,000 and shall be paid no later than three (3) days after the Effective Date; and (ii) the second installment (the “Final Payment”) shall be in the amount of $ 2,500,000 and shall be paid no later than the earliest of the closing of the Next TransEnterix Cash/Liquidity Event and December 26, 2010.

4.2 In the event the Final Payment is not made on or before December 26, 2010, TransEnterix may, at its option, extend the term for payment of the Final Payment until the earlier of three (3) days after the closing of the Next TransEnterix Cash/Liquidity Event and December 26, 2011. TransEnterix shall notify Barosense of its intent to extend the term for payment of the Final Payment by, on or before December 26, 2010, paying to Barosense the sum of $ 1,000,000 (one million dollars) (the “Option Payment”).

4.3 Default. In the event (i) the Final Payment is not made by three (3) days after the closing of the Next TransEnterix Cash/Liquidity Event and TransEnterix’ failure to make the Final Payment is not cured under Section 4.4, (ii) after payment of the Option Payment, the Final Payment is not made on or before the earlier of three (3) days after the closing of the Next TransEnterix Cash/Liquidity Event and December 26, 2011 and TransEnterix’ failure to make the Final Payment is not cured under Section 4.4, (iii) neither the Final Payment nor the Option Payment is made on or before December 26, 2010, or (iv) if , prior to December 26, 2010, TransEnterix is liquidated, dissolved or wound up in a manner which does not constitute a TransEnterix Cash/Liquidity Event, the Final Payment will be in default. Ownership of the Assigned Patents and other rights assigned under Sections 3.1 and 3.2 shall thereafter revert to Synecor and the Barosense License and the TransEnterix License shall be reinstated as follows:

(a) Ownership of the Exhibit A Patents, Exhibit B Patents, Exhibit C Patents, and trade secrets, know-how, and inventions described or shown in the Barosense Work Product and the TransEnterix Work Product shall automatically revert to Synecor on the date of the default. Within thirty (30) days of the date of the default, Barosense and TransEnterix shall (i) execute, have notarized and delivered to Synecor Transfer Documents pertaining to the Assignment to Synecor of the Exhibit A Patents (in the case of Barosense) and the Exhibit B Patents and Exhibit C Patents (in the case of TransEnterix), and (ii) deliver the Patent Documents pertaining to the Assigned Patents and all Barosense Work Product and TransEnterix Work Product received pursuant to Sections 5.1(b) and 5.2(b) to Synecor.

(b) Upon Barosense’s delivery to Synecor of the Transfer Documents, the Barosense Work Product received pursuant to Section 5.1(b), and Patent Documents pertaining to the Exhibit A Patents, the Barosense License shall be automatically reinstated.(c) Upon TransEnterix’ delivery to Synecor of the Transfer Documents, the TransEnterix Work Product received pursuant to Section 5.2(b) and Patent Documents pertaining to the Exhibit B Patents and the Exhibit C Patents, the TransEnterix License shall be automatically reinstated.

In the event that there has been a Next TransEnterix Cash/Liquidity Event and the Final Payment is in default under Section 4.3, then the foregoing reinstatement of ownership is without limitation to Barosense’s other remedies for the default including the right to receive the Final Payment, which right shall continue notwithstanding the reinstatement of ownership.

4.4 Cure. In the event TransEnterix fails to make the Final Payment by three (3) days after the closing of the Next TransEnterix Cash/Liquidity Event, the Final Payment shall not be in default if TransEnterix makes the Final Payment, plus interest at a rate equal to the Prime Rate accruing from the date the Final Payment was originally due, within seven (7) days after receiving written notice from Barosense.

5. DELIVERY

5.1 Delivery to Barosense. Synecor shall have delivered to Barosense the following:

(a) Within three (3) days of the Effective Date, all Transfer Documents pertaining to the Exhibit A Patents, fully executed; and

(b) Within thirty (30) days of the Effective Date, the Patent Documents pertaining to the Exhibit A Patents and any Barosense Work Product not previously delivered to Barosense.

5.2 Delivery to TransEnterix. Synecor shall have delivered to TransEnterix the following:

(a) Within three (3) days of the Effective Date, all Transfer Documents pertaining to the Exhibit B Patents and the Exhibit C Patents, fully executed; and

(b) Within thirty (30) days of the Effective date, the Patent Documents pertaining to the Exhibit B Patents and the Exhibit C Patents and any TransEnterix Work Product not previously delivered to TransEnterix.

5.3 Form of Transfer Document for Patents. Synecor shall provide Transfer Documents for all Assigned Patents in the form provided in Exhibit D, without limiting the right to further papers or documents as needed pursuant to Section 6 (Further Assurances).

5.4 Privilege. In the event Synecor has a concern that loss of attorney-client privilege in a Patent Document would result from a transfer of a Patent Document, Synecor shall consult with the respective Party to which the Patent Document is to be transferred and transfer the Patent Document in the manner directed by such Party. Subject to receiving such instructions from the Party to receive the Patent Document, Synecor shall not have the right to withhold transfer of a Patent Document because of concerns regarding attorney-client privilege.

6. FURTHER ASSURANCES

6.1 Further Cooperation. Upon Barosense’s or TransEnterix’ request, with reasonable notice given, and without additional consideration, Synecor shall execute any further papers and documents and do such other acts as may be necessary and proper to vest full title in and to the

Exhibit A Patents in Barosense and Exhibit B Patents and Exhibit C Patents in TransEnterix. Synecor shall assist Barosense and TransEnterix, and any successor, in every proper way to secure such Parties’ rights in the applicable Assigned Patents in any and all countries, including the execution of all applications, specifications, oaths, assignments and all other instruments which Barosense or TransEnterix shall reasonably deem necessary in order to apply for and obtain such rights and in order to assign and convey to Barosense and TransEnterix, their successors, assigns, and nominees the sole and exclusive right, title and interest in and to the respective Assigned Patents.

6.2 Limited Power of Attorney to Barosense. Synecor irrevocably constitutes and appoints Barosense, with full power of substitution, to be its true and lawful attorney, and in its name, place or stead, to execute, acknowledge, swear to and file, all instruments, conveyances, certificates, agreements and other documents, and to take any action which shall be necessary, appropriate or desirable to effectuate the transfer, or prosecution of the Exhibit A Patents in accordance with the terms of this Agreement; provided, however, that such power shall be exercised by Barosense only in the event that Synecor fails to take the necessary actions required hereunder to affect or record such transfer, or prosecution of such Exhibit A Patents following Barosense’s reasonable request, and being given a reasonable opportunity to do so. This power of attorney shall be deemed to be coupled with an interest and shall be irrevocable.

6.3 Limited Power of Attorney to TransEnterix. Synecor irrevocably constitutes and appoints TransEnterix, with full power of substitution, to be its true and lawful attorney, and in its name, place or stead, to execute, acknowledge, swear to and file, all instruments, conveyances, certificates, agreements and other documents, and to take any action which shall be necessary, appropriate or desirable to effectuate the transfer, or prosecution of the Exhibit B Patents and the Exhibit C Patents in accordance with the terms of this Agreement; provided, however, that such power shall be exercised by TransEnterix only in the event that Synecor fails to take the necessary actions required hereunder to affect or record such transfer, or prosecution of such Exhibit B Patents and Exhibit C Patents following TransEnterix’ reasonable request, and being given a reasonable opportunity to do so. This power of attorney shall be deemed to be coupled with an interest and shall be irrevocable.

6.4 Additional Cooperation. In addition to Section 6.1 (Further Cooperation), Synecor shall, and Synecor shall direct its employees (including all employed Inventors) to, fully cooperate with, including facilitating the cooperation of the Inventors (whether employed or not), and assist Barosense and TransEnterix, its counsel and similar agents in the enforcement, prosecution and maintenance of the respective Assigned Patents assigned to such Party, in each case without additional consideration.

6.5 Further Cooperation to Synecor. In the event of reversion of ownership of any of the Assigned Patents to Synecor in accordance with Section 4.3, 7.2 or 7.3, upon Synecor’s request, with reasonable notice given, and without additional consideration, Barosense and/or TransEnterix shall execute any further papers and documents and do such other acts as may be necessary and proper to vest full title in and to the Exhibit A Patents, Exhibit B Patents and Exhibit C Patents in Synecor. Barosense and TransEnterix shall assist Synecor, and any successor, in every proper way to secure Synecor’s rights in the applicable Assigned Patents in any and all countries, including the execution of all applications, specifications, oaths, assignments and all other instruments which Synecor shall reasonably deem necessary in order to apply for and obtain such rights and in order to assign and convey to Synecor, their successors, assigns, and nominees the sole and exclusive right, title and interest in and to the respective Assigned Patents.

6.6 Limited Power of Attorney to Synecor. Each of TransEnterix and Barosense irrevocably constitute and appoint Synecor, with full power of substitution, to be its true and lawful attorney, and in its name, place or stead, to execute, acknowledge, swear to and file, all instruments, conveyances, certificates, agreements and other documents, and to take any action which shall be necessary, appropriate or desirable to effectuate the transfer, or prosecution of the Assigned Patents reverting to Synecor in accordance with the terms of Sections 4.3, 7.2 and 7.3 of this Agreement; provided, however, that such power shall be exercised by Synecor only in the event that Barosense or TransEnterix fails to take the necessary actions required hereunder to affect or record such transfer, or prosecution of such Assigned Patents following Synecor’s reasonable request, and being given a reasonable opportunity to do so. This power of attorney shall be deemed to be coupled with an interest and shall be irrevocable.

7. WARRANTIES

7.1 Synecor represents and warrants to Barosense and to TransEnterix that:

(a) As of the Effective Date, and prior to the transfer to Barosense and to TransEnterix hereunder, Synecor owns all right, title and interest to the Assigned Patents, free and clear of any Encumbrances other than the license rights granted in the Barosense License and the TransEnterix License. Upon transfer of the Assigned Patents to Barosense and to TransEnterix hereunder, none of the Assigned Patents will be subject to any restrictions with respect to the transfer or licensing of such Patents or is subject, or will be subject, to any Encumbrance as a result of any facts, circumstances or agreements existing before the Effective Date.

(b) As of the Effective Date Synecor has not granted any license, waived any rights of enforcement (including but not limited to any covenant not to sue), released any claim, or otherwise granted similar rights with respect to any of the Assigned Patents nor committed to, or taken any action that would commit Synecor to, license or grant any rights with respect to any of the Assigned Patents other than the license rights granted in the Barosense License and the TransEnterix License.

(c) To Synecor’s knowledge, Exhibit A sets forth a true and accurate list of the Exhibit A Patents, Exhibit B sets forth a true and accurate list of the Exhibit B Patents, and Exhibit C sets forth a true and accurate list of the Exhibit C Patents, and for each of such Patent in such exhibits set forth the title, the Patent number or serial number (as applicable), the filing date or issue date, and the country in which the relevant Patent has been issued, or applied for. No Exhibit A Patent is an Exhibit B Patent or an Exhibit C Patent, no Exhibit B Patent is an Exhibit A Patent or an Exhibit C Patent, and no Exhibit C Patent is an Exhibit A Patent or an Exhibit B Patent.

(d) The Patent Documents to be delivered by Synecor hereunder, to Barosense in with respect to the Exhibit A Patents and to TransEnterix with respect to the Exhibit B Patents and the Exhibit C Patents, represent all material records and files of Synecor, its counsel and agents of which Synecor is aware related to the Assigned Patents, with respect to the acquisition, prosecution, registration, continuation, reissuance, enforcement, defense, and maintenance of the Assigned Patents, Synecor has not, to its knowledge, retained copies of any material Patent Document.

(e) The Exhibit A Patents are the complete set of Patents known to Synecor that are or were owned or invented by Synecor or its Affiliates (including jointly with any other person or entity) covering Barosense Work Product and no Exhibit B Patent and no Exhibit C Patent, to Synecor’s knowledge, covers Barosense Work Product.

(f) The Exhibit B Patents and the Exhibit C Patents are the complete set of Patents known to Synecor that are or were owned or invented by Synecor or its Affiliates (including jointly with any other person or entity) covering TransEnterix Work Product and no Exhibit A Patent, to Synecor’s knowledge, covers TransEnterix Work Product.

(g) To Synecor’s knowledge, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will impair the right of Barosense or TransEnterix to use, possess, sell, license or dispose of any of the Exhibit A Patents (in the case of Barosense) or the Exhibit B Patents or the Exhibit C Patents (in the case of TransEnterix) except in the event the reversions of ownership of Sections 4.3, 7.2 or 7.3 should take effect. There are no royalties, honoraria, fees or other payments payable by Synecor to any third party by reason of the ownership, use, possession, license, sale, or disposition of any Assigned Patents.

(h) Synecor has disclosed or shall disclose to Barosense or TransEnterix within thirty (30) days of the Effective Date through delivery of the Patent Documents all facts and circumstances known (but without requiring specific due diligence or inquiry by Synecor) to Synecor on or prior to the Effective Date as having an adverse effect on the validity or enforceability of the Exhibit A Patents (any such information has been or shall be disclosed to Barosense) and the Exhibit B Patents and the Exhibit C patents (any such information has been or shall be disclosed to TransEnterix).

(i) To Synecor’s knowledge, no Assigned Patents are subject to any proceeding or outstanding decree, order, judgment, settlement agreement or stipulation.

(j) To Synecor’s knowledge, none of the Assigned Patents were developed by or on behalf of or using grants of any Governmental Entity.

(k) There are no broker’s or finder’s fees to be paid by Synecor, and Synecor has no knowledge of, and has taken no action which would give rise to, any claim for a broker’s or finder’s fee to be paid by Barosense or TransEnterix in connection with the consummation of the transactions provided for in this Agreement.

(l) Synecor is a corporation duly organized, validly existing and in good standing under the respective laws of its jurisdiction of incorporation, is duly qualified and is in good standing under the laws of each jurisdiction in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified. Synecor has full corporate power and authority to carry on its business as now being conducted.

(m) Synecor has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Synecor and the performance by Synecor of its obligations hereunder have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Synecor and constitutes the legal, valid and binding obligation of Synecor, enforceable against it in accordance with its terms, subject to applicable laws affecting creditors’ rights generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity.

(n) To Synecor’s knowledge, the execution and delivery of this Agreement and the performance of the obligations of Synecor hereunder will not (i) violate or be in conflict with any provision of law, any order, rule or regulation of any court or other agency of government, or any provision of Synecor’s articles of incorporation or bylaws, or (ii) violate, be in conflict with, result in a breach of, constitute (with or without notice or lapse of time or both) a default under, or result in the acceleration of any obligations under, any indenture, agreement, lease or other instrument to which Synecor is a party or by which it or any of its properties are bound. No consent, approval or authorization of or declaration or filing with any Governmental Entity or other person or entity on the part of Synecor is required in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

(o) Synecor, to its knowledge, (i) will not be insolvent as of the Effective Date and will not become insolvent as a result of the transactions contemplated herein, (ii) is not engaged in a business or transaction, or about to engage in a business or a transaction, for which any property remaining with Synecor after giving effect to the transactions contemplated herein is or will be unreasonably small capital, (iii) does not intend to incur, and does not believe that it will incur, debts that would be beyond Synecor’s ability to pay as they mature, and (iv) as of the Effective Date will generally be paying its obligations as they come due. For purposes hereof, the term “insolvent” shall have the meaning given to it in 11 U.S.C. § 101(32).

(p) Synecor is not entering into the transactions contemplated herein with the actual intent to hinder, delay or defraud any entity to which Synecor is or will become, on or after the Effective Date, indebted.

(q) To Synecor’s knowledge, the transactions and agreements contained herein do not violate any state or federal fraudulent transfer, fraudulent conveyance or bulk sale laws, or any other laws of similar effect.

(r) None of the representations or warranties made by Synecor herein or in any of the Schedules or in any Transfer Document or Release Document furnished by or on behalf of Synecor pursuant to this Agreement, when all such documents are read together in their entirety, are known by Synecor to contain any untrue statement of material fact, or omit to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

7.2 Barosense represents and warrants that as of the Effective Date it has not granted any sublicense or right to the Exhibit B Patents or the Exhibit C Patents or to any rights under the Barosense License other than to the Exhibit A Patents or the Barosense Work Product, or taken any action that would commit Barosense to grant any sublicense or right to the Exhibit B Patents or the Exhibit C Patents or to any rights under the Barosense License other than the Exhibit A Patents or the Barosense Work Product. In the event of a breach of the representations and warranties of this Section 7.2, the remedy for such breach shall include automatic reversion to Synecor of ownership of the Exhibit A Patents and trade secrets, know-how and inventions described or shown in the Barosense Work Product. Barosense shall immediately thereafter (i) refund to TransEnterix all consideration paid to Barosense under Section 4 and forfeit any consideration to be paid under Section 4, (ii) execute, have notarized and delivered to Synecor Transfer Documents pertaining to the re-assignment to Synecor of the Exhibit A Patents, and (iii) deliver the Patent Documents pertaining to the Exhibit A Patents and the Barosense Work Product received pursuant to Section 5.1(b) to Synecor. Upon Barosense’s delivery to Synecor of all such Transfer Documents, Patent Documents and Barosense Work Product , the Barosense License shall be automatically reinstated, provided however, that notwithstanding anything to the contrary in the Barosense License, the license grant to Barosense under the reinstated Barosense License shall not include rights under the Exhibit B Patents, the Exhibit C Patents or the trade secrets, know-how and inventions described or shown in the TransEnterix Work Product.

7.3 TransEnterix represents and warrants that as of the Effective Date it has not granted any sublicense or right to the Exhibit A Patents or to any rights under the TransEnterix License other than the Exhibit B Patents, the Exhibit C Patents or the TransEnterix Work Product, or taken any action that would commit TransEnterix to grant any sublicense or right to the Exhibit A Patents or to any rights under the TransEnterix License other than the Exhibit B Patents or the Exhibit C Patents or the TransEnterix Work Product. In the event of a breach of the representations and warranties of this Section 7.3, the remedy for such breach shall include automatic reversion to Synecor of ownership of the Exhibit B Patents and the Exhibit C Patents and the trade secrets, know-how and inventions described or shown in the TransEnterix Work Product. TransEnterix shall immediately thereafter (i) execute, and have notarized and delivered to Synecor Transfer Documents pertaining to the re-assignment to Synecor of the Exhibit B Patents and the Exhibit C Patents, and (ii) deliver the Patent Documents pertaining to the Exhibit B Patents and the Exhibit C Patents and the TransEnterix Work Product received pursuant to Section 5.2(b) to Synecor. Upon TransEnterix’ delivery to Synecor of all such Transfer Documents, Patent Documents, and TransEnterix Work Product, the TransEnterix License shall be automatically reinstated, provided however, that notwithstanding anything to the contrary in the TransEnterix License, the license grant to TransEnterix under the reinstated TransEnterix License shall not include rights under the Exhibit A Patents or the trade secrets, know-how or inventions described or shown in the Barosense Work Product.

7.4 Except for the warranties explicitly set forth in Sections 7.1 through 7.3 of this agreement, Synecor, Barosense and TransEnterix do not make any representations or warranties of any kind, whether oral or written, whether express, implied, or arising by statute custom, course of dealing or trade usage, with respect to the Assigned Patents or in connection with this Agreement. The Parties specifically disclaim any and all implied warranties or conditions of merchantability, fitness for a particular purpose, validity of the Assigned Patents, and non-infringement of third party intellectual property rights.

8. NO IMPLIED RIGHTS

8.1 Except as set forth in Section 3, nothing in this Agreement shall be construed as conferring to any Party by implication, estoppel, or otherwise any Patent Rights or rights to any intellectual property of any other Party. Barosense acknowledges that it has no license or right under the Exhibit C Patents.

9. GENERAL

9.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among and between any of the Parties with respect to the subject matter hereof.

9.2 Governing Law and Jurisdiction. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to its conflict of law principles. Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of any state court located within Santa Clara County, State of California in connection with any matter based upon or arising out of this Agreement or the transactions contemplated hereby, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and process. Each Party hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts other than as provided herein.

9.3 Confidentiality. Each Party agrees that the terms and conditions, but not the existence, of this Agreement shall be treated as the other’s confidential information and that no reference to the terms and conditions of this Agreement or to activities pertaining thereto may be made in any form of public or commercial advertising without the prior written consent of the other Party; provided, however, that each Party may disclose the terms and conditions of this Agreement: (i) as required by any Governmental Entity; (ii) as otherwise required by law; (iii) in confidence to legal counsel of the Parties; (iv) in connection with the requirements of a public offering or securities filing; (v) in confidence, to accountants, rating agencies, banks, and financing sources and their advisors; (vi) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) as required or advisable in a filing with a Governmental Entity to perfect a Party’s rights in its Assigned Patents . On the Effective Date, any and all confidential information of Synecor with respect to the Assigned Patents and work product, including the Patent Documents, shall be deemed confidential information of Barosense (in the case of the Exhibit A Patents and the Barosense Work Product) and of TransEnterix (in the case of the Exhibit B Patents and the Exhibit C Patents and the TransEnterix Work Product) and shall not be used or disclosed to third parties by Synecor for any purpose whatsoever. If a Party is required to disclose this Agreement or the terms hereof pursuant to a subpoena or other legal mandate, it shall immediately give the other Parties notice thereof and cooperate with such other Parties in contesting or limiting such subpoena or legal mandate.

9.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice); provided, however, that notices sent by mail will not be deemed given until received:

If to Synecor, to:

Synecor LLC

3908 Patriot Drive, Suite 170

Durham, North Carolina 27703

Attention: President

Telephone No.: (919) 541-9977

Facsimile No.: (919) 541-9978

If to Barosense, to:

Barosense, Inc.

3698-C Haven Avenue

Redwood City, CA 94063

Attention: CEO

Telephone No.: (650) 362-6000

Facsimile No.: (650) 362-0070

If to TransEnterix, to:

TransEnterix, Inc.

3908 Patriot Drive, Suite 170

Durham, North Carolina 27703

Attention: CEO

Telephone No.: (919) 541-9977

Facsimile No.: (919) 541-9978

Neither Party may commence any action against the other Party hereunder in any court, through arbitration, or other forum, without giving such Party at least fifteen (15) days’ notice prior thereto, except where a longer period is expressly provided hereunder.

9.5 Assignment. The terms and conditions of this Agreement will inure to the benefit of, and be binding upon, the respective successors and assigns of the Parties.

9.6 Term. This Agreement will become effective on the Effective Date and shall continue in full force and effect in accordance with its terms until the expiration of the last Patent that is subject to this Agreement except for the provisions of Section 6 (Further Assurances) which shall survive for a further six (6) years from such date.

9.7 Expenses. Each Party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein provided that the Party purchasing the respective Assigned Patents shall be responsible for costs associated with the filing or recording of any of the Transfer Documents with the PTO, EPO and any other similar foreign Governmental Entity.

9.8 Severability. If any part, form or provision of this Agreement shall be held unenforceable, void or illegal, the validity of the remaining portions or provisions shall not be affected thereby.

9.9 Counterparts. This Agreement may be executed in one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

SYNECOR LLC

By:	/s/ Richard S. Stack
Richard S. Stack, MD, President

BAROSENSE, INC.

By:	/s/ Daniel J. Balbierz
Daniel J. Balbierz, President and CEO

TRANSENTERIX, INC.

By:	/s/ R. Frederick McCoy, Jr.
R. Frederick McCoy, Jr., Chairman of the Board

EXHIBIT A

Reference No.	Title	Serial No./Filing Date
BARO 200	SATIATION DEVICES AND METHODS	U.S. Utility 09/940,110 U.S. 6,675,809 (Issued Jan 13, 2004) August 27, 2001

BARO 200PCT	SATIATION DEVICES AND METHODS	PCT/US02/27177 August 26, 2002

BARO 200JPN	SATIATION DEVICES AND METHODS	Japanese 2003-522406 August 26, 2002

BARO 200CHN	SATIATION DEVICES AND METHODS	Chinese Granted 02821217.7 August 26, 2002 (Issued Apr 4, 2007 as ZL02821217.7)

BARO 200EPC	SATIATION DEVICES AND METHODS	European 02757395.5 August 26, 2002

BARO 210	SATIATION DEVICES AND METHODS	U.S. Utility 10/118,289 U.S. 6,845,776 (Issued Jan 25, 2005) April 8, 2002

BARO 210PCT	SATIATION DEVICES AND METHODS	PCT/US03/04378 February 13, 2003

BARO 210CHN	SATIATION DEVICES AND METHODS	Chinese 03812874.8 February 13, 2003

BARO 210EPC	SATIATION DEVICES AND METHODS	European 03713446.7 February 13, 2003

BARO 210JPN	SATIATION DEVICES AND METHODS	Japanese 2003-583273 February 13, 2003

BARO 211	SATIATION DEVICES AND METHODS	U.S. Utility 10/751,751 January 5, 2004

BARO 212	SATIATION DEVICES AND METHODS	U.S. Utility 10/794,007 U.S. 7,152,607 (Issued Dec 26, 2006) March 4, 2004

BARO 213	SATIATION DEVICES AND METHODS	U.S. Utility 11/958,587 December 18, 2007

Reference No.	Title	Serial No./Filing Date
BARO 220	SATIATION DEVICE AND METHODS	U.S. Provisional 60/379,306 May 10, 2002

BARO 230	SATIATION DEVICE AND METHODS	U.S. Utility 10/345,914 January 16, 2003

BARO 230PCT	SATIATION DEVICES AND METHODS	PCT/US03/04449 February 13, 2003

BARO 230CHN	SATIATION DEVICES AND METHODS	Chinese 03813244.3 February 13, 2003

BARO 230EPC	SATIATION DEVICES AND METHODS	European 03709101.4 February 13, 2003

BARO 230JPN	SATIATION DEVICES AND METHODS	Japanese 2003-583274 February 13, 2003

BARO 240	SATIATION DEVICES AND METHODS	U.S. Utility 10/457,108 U.S. 7,111,627 (Issued Sep 26, 2006) June 9, 2003

BARO 241	SATIATION DEVICES AND METHODS	U.S. Utility 10/794,346 U.S. 7,121,283 (Issued Oct 17 2006) March 4, 2004

BARO 242	SATIATION DEVICES AND METHODS	U.S. Utility 10/892,973 U.S. 7,354,454 (Issued Apr 8, 2008) July 16, 2004

BARO 243	SATIATION DEVICES AND METHODS	U.S. Utility 12/099,290 April 8, 2008

BARO 250	SATIATION DEVICES AND METHODS	U.S. Utility 10/457,137 June 9, 2003

BARO 260	SATIATION DEVICES AND METHODS	U.S. Utility 10/457,144 June 9, 2003

BARO 300	SATIATION POUCHES AND METHODS OF USE	U.S. Utility 10/345,666 January 16, 2003

BARO 310	SATIATION POUCHES AND METHODS OF USE	U.S. Utility 12/398,917 March 5, 2009

BARO 300PCT	SATIATION POUCHES AND METHODS OF USE	PCT/US03/33605 October 24, 2003

Reference No.	Title	Serial No./Filing Date
BARO 300EPC	SATIATION POUCHES AND METHODS OF USE	European 03777817.2 October 24, 2003

BARO 300JPN	SATIATION POUCHES AND METHODS OF USE	Japanese 2004-566913 October 24, 2003

BARO 400	POSITIONING TOOLS AND METHODS FOR IMPLANTING MEDICAL DEVICES	U.S. Utility 10/345,698 U.S. 7,097,665 (Issued Aug 29, 2006) January 16, 2003

BARO 400PCT	POSITIONING TOOLS AND METHODS FOR IMPLANTING MEDICAL DEVICES	PCT/US03/33606 October 24, 2003

BARO 400EPC	POSITIONING TOOLS AND METHODS FOR IMPLANTING MEDICAL DEVICES	European 03777818.0 October 24, 2003

BARO 400JPN	POSITIONING TOOLS AND METHODS FOR IMPLANTING MEDICAL DEVICES	Japanese 2004-566914 October 24, 2003

BARO 410	POSITIONING TOOLS AND METHODS FOR IMPLANTING MEDICAL DEVICES	U.S. Utility 11/479,204 June 30, 2006

BARO 500	ARTICULATED SUTURING DEVICE	U.S. Utility 10/387,157 March 12, 2003

BARO 600	METHOD AND APPARATUS FOR MODIFYING THE EXIT ORIFICE OF A SATIATION POUCH	U.S. Utility 10/387,031 U.S. 7,146,984 (Issued Dec 12, 2006) March 12, 2003

BARO 600PCT	METHOD AND APPARATUS FOR MODIFYING THE EXIT ORIFICE OF A SATIATION POUCH	PCT/US04/06695 March 4, 2004

BARO 600EPC	METHOD AND APPARATUS FOR MODIFYING THE EXIT ORIFICE OF A SATIATION POUCH	European 04717435.4 March 4, 2004

BARO 600JPN	METHOD AND APPARATUS FOR MODIFYING THE EXIT ORIFICE OF A SATIATION POUCH	Japanese 2006-509148 March 4, 2004

BARO 610	METHOD AND APPARATUS FOR MODIFYING THE EXIT ORIFICE OF A SATIATION POUCH	U.S. Utility 11/195,204 August 2, 2005

BARO 700	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	U.S. Provisional 60/510,268 October 10, 2003

Reference No.	Title	Serial No./Filing Date
BARO 701	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	U.S. Utility 10/843,702 May 11, 2004

BARO 710	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	U.S. Utility 10/898,036 U.S. 7,431,725 (Issued Oct 7, 2008) July 23, 2004

BARO 711	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	U.S. Utility 11/512,975 August 30, 2006

BARO 720PCT	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	PCT/US04/33007 October 8, 2004

BARO 720	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	U.S. Utility 10/575,222 April 10, 2006

BARO 720EPC	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	European 04794380.8 October 8, 2004

BARO 720JPN	DEVICES AND METHODS FOR RETAINING A GASTRO- ESOPHAGEAL IMPLANT	Japanese 2006-534310 October 8, 2004

BARO 800	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT FOR INDUCING WEIGHT LOSS	U.S. Provisional 60/565,378 April 26, 2004

BARO 810	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT FOR INDUCING WEIGHT LOSS	U.S. Utility 11/114,400 April 26, 2005

BARO 810PCT	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT FOR INDUCING WEIGHT LOSS	PCT/US05/14372 April 26, 2005

BARO 810EPC	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT FOR INDUCING WEIGHT LOSS	European 05744737.7 April 26, 2005

BARO 900	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT SYSTEM FOR INDUCING WEIGHT LOSS	U.S. Provisional 60/683,635 May 23, 2005

BARO 910	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT SYSTEM FOR INDUCING WEIGHT LOSS	U.S. Utility 11/439,461 May 23, 2006

Reference No.	Title	Serial No./Filing Date
BARO 910PCT	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT SYSTEM FOR INDUCING WEIGHT LOSS	PCT/US2006/019727 May 23, 2006

BARO 910EPC	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT SYSTEM FOR INDUCING WEIGHT LOSS	European 06770834.7 May 23,2006

BARO 910JPN	RESTRICTIVE AND/OR OBSTRUCTIVE IMPLANT SYSTEM FOR INDUCING WEIGHT LOSS	Japanese 2008-513585 May 23, 2006

SYNC 3300	POST PYLORIC SLEEVE	U.S. Provisional 60/824,435 September 2, 2006

SYNC 3310	INTESTINAL SLEEVES AND ASSOCIATED DEPLOYMENT SYSTEMS AND METHODS	U.S. Utility 11/897,701 August 31, 2007

SYNC3310PCT	INTESTINAL SLEEVES AND ASSOCIATED DEPLOYMENT SYSTEMS AND METHODS	PCT/US2007/19227 August 31, 2007

SYNC3310EPC	INTESTINAL SLEEVES AND ASSOCIATED DEPLOYMENT SYSTEMS AND METHODS	European 07837649.8 August 31,2007

SYNC3310JP	INTESTINAL SLEEVES AND ASSOCIATED DEPLOYMENT SYSTEMS AND METHODS	Japanese Not yet assigned, based on PCT/US2007/19227 August 31, 2007

BARO 1500	SYSTEM AND METHOD FOR ANCHORING STOMACH IMPLANT	U.S. Provisional 60/844,823 September 15, 2006

BARO1510	SYSTEM AND METHOD FOR ANCHORING STOMACH IMPLANT	U.S. Utility 11/901,023 September 14, 2007

BARO1510PCT	SYSTEM AND METHOD FOR ANCHORING STOMACH IMPLANT	PCT/US2007/019940 September 14, 2007

BARO1510EPC	SYSTEM AND METHOD FOR ANCHORING STOMACH IMPLANT	European 07811769.4 September 14, 2007

EXHIBIT B

Reference No.	Title	Serial No./Filing Date
TRX-100A (formerly SYNC 3000)	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	U.S. Provisional 60/720,943 Sept 27, 2005

TRX-100	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	U.S. Provisional 60/760,132 Jan 19, 2006

TRX-110	PROCEDURAL CANNULA FOR TRANSGASTRIC SURGICAL PROCEDURES	U.S. Utility 11/655,445 January 19, 2007

TRX-200	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATUAL ORIFICE ACCESS	U.S. Provisional 60/794,563 Apr. 24, 2006

TRX-210	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	U.S. Utility 11/789,381 April 24, 2007

TRX-210PCT	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	PCT/US07/009936 April 24, 2007.

TRX-210AUS	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	Australian 2007000243484 April 24, 2007

TRX-210CAN	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	Canadian 2,650,474 April 24, 2007

TRX-210EPC	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	European 07755964.9 April 24, 2007

TRX-210JPN	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	Japanese 2009-507760 April 24, 2007

TRX-300	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATUAL ORIFICE ACCESS	U.S. Provisional 60/801,113 May 17, 2006

TRX-400	SYSTEM AND METHOD FOR SINGLE PORT SURGICAL ACCESS	U.S. Provisional 60/801,034 May 17, 2006

Reference No.	Title	Serial No./Filing Date
TRX-500	SYSTEMS AND METHODS FOR RESTORING FUNCTION OF DISEASED BOWEL	U.S. Provisional No. 60/818,765 July 6, 2006

TRX-510	SYSTEMS AND METHODS FOR RESTORING FUNCTION OF DISEASED BOWEL	U.S. Utility 11/825,464 July 6, 2007

TRX-510PCT	SYSTEMS AND METHODS FOR RESTORING FUNCTION OF DISEASED BOWEL	PCT/US07/15526 July 6, 2007

TRX-600	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	U.S. Provisional 60/826,535 September 21, 2006

TRX-610	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	U.S. Utility 11/903,340 Sept 21, 2007

TRX-610PCT	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	PCT/US07/20440 Sept 21, 2007

TRX-610EPC	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	European 07838610.9 Sept 21, 2007

TRX-610JPN	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	Japanese - Not yet available (based on PCT/US07/20440) Sept 21, 2007

TRX-900	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	U.S. Provisional No. 60/819,235 July 7, 2006

TRX-910	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	U.S. Utility 11/804,063 May 17, 2007

TRX-910PCT	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	PCT/US07/011795 May 17, 2007

TRX-910AUS	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	Australian 2007254247 May 17, 2007

TRX-910CAN	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	Canadian 2,652,548 May 17, 2007

Reference No.	Title	Serial No./Filing Date
TRX-910EPC	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT.	European 07794964.2 May 17, 2007

TRX-910JPN	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT.	Japanese 2009-511061 May 17, 2007

TRX-1000	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	U.S. Utility 11/528,009 Sept 27, 2006

TRX-1000PCT	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	PCT/US06/037978 Sept 27, 2006

TRX-1000AUS	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	Australian 2006294523 Sept 27, 2006

TRX-1000CAN	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	Canadian 2623948 Sept 27, 2006

TRX-1000JPN	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	Japanese 2008-533631 Sept 27, 2006

TRX-1000EPC	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	European 06825230.3 Sept 27, 2006

EXHIBIT C

Reference No.	Title	Serial No. Filing Date
TRX-1100	ARTICULATING ACCESS CANNULA	U.S. Provisional No. 60/971,900 Sept 12, 2007

TRX-1110	DEVICES AND SYSTEMS FOR MINIMALLY INVASIVE SURGICAL PROCEDURES	U.S. Utility 12/209,586 Sept 12, 2008

TRX- 1110PCT	DEVICES AND SYSTEMS FOR MINIMALLY INVASIVE SURGICAL PROCEDURES	PCT/US08/10640 Sept 12, 2008

TRX-1120	SURGICAL SNARE WITH ELECTROSURGICAL TIP AND METHOD OF USE	U.S. Utility 12/469,071 May 20, 2009

TRX-1200	SINGLE PORT ACCESS SYSTEM	U.S. Provisional 60/971,903 Sept 12, 2007

TRX-1300	MULTI-LUMEN CANNULA	U.S. Provisional 60/971,905 Sept 12, 2008

TRX- 1310PCT	MULTI-LUMEN CANNULA	PCT/US08/76260 Sept 12, 2008

TRX-1700	MULTI-INSTRUMENT ACCESS DEVICES AND SYSTEMS	U.S. Utility 12/209,408 Sept 12, 2008

TRX-	MULTI-INSTRUMENT ACCESS DEVICES AND SYSTEMS	CIP of TRX-1700 - under preparation.

TRX- 1700PCT	MULTI-INSTRUMENT ACCESS DEVICES AND SYSTEMS	PCT/US08/10663 Sept 12, 2008

9362-8PR	SATIATION DEVICES AND METHODS FOR CONTROLLING OBESITY	U.S. Provisional No. 60/ 958,122 July 3, 2007

9362-8	SATIATION DEVICES AND METHODS FOR CONTROLLING OBESITY	U.S. Utility 12/144,970 June 24, 2008 Published January 8, 2009 as US 2009-0012542

Reference No.	Title	Serial No. Filing Date
9362-8WO	SATIATION DEVICES AND METHODS FOR CONTROLLING OBESITY	PCT/US08/007825 June 24, 2008

9362-9PR	DEVICES FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA, AND METHODS OF TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA USING SAME	U.S. Provisional No. 60/958,303 July 3, 2007

9362-9	DEVICES FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA, AND METHODS OF TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA USING SAME	U.S. Utility 12/144,990 June 24, 2008 Published January 8, 2009 as US 2009-0012546.

9362-9WO	DEVICES FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA, AND METHODS OF TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA USING SAME	PCT/US08/007846 June 24, 2008

EXHIBIT D

PATENT ASSIGNMENT

WHEREAS, Synecor LLC, a Delaware limited liability company (hereinafter “Assignor”), owns the patent registrations and applications listed and described on Schedule A attached hereto (the “Patents”); and

WHEREAS, SELLER and BUYER, a             corporation (“Assignee”), have entered into a Patent Acquisition and License Termination Agreement dated     , 2009 (the “Agreement”), pursuant to which Assignor has agreed, inter alia, to grant to Assignee all of Assignor’s right title and interest in and to the Patents and Assignee desires to acquire the entire right, title and interest in and to the Patents.

NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1. Assignor hereby irrevocably sells, transfers, conveys and assigns to Assignee, and Assignee shall acquire from Assignor all right, title and interest in and to all Patents including, without limitation, (a) all foreign counterparts, reissues, divisionals, renewals, extensions, continuations thereof and (b) causes of action and rights to damages, payments, royalties and income for past, present or future infringements or misappropriations with respect thereto, in all countries relating to the Patents.

2. Upon Assignee’s request, with reasonable notice given, and without additional consideration, Assignor shall execute any further papers and documents and do such other acts as may be necessary and proper to vest full title in and to the Patents in Assignee. Assignor shall assist Assignee, and any successor, in every proper way to secure Assignee’s rights in the Patents in any and all countries, including the execution of all applications, specifications, oaths, assignments and all other instruments which Assignee shall reasonably deem necessary in order to apply for and obtain such rights and in order to assign and convey to Assignee, its successors, assigns, and nominees the sole and exclusive right, title and interest in and to the Patents.

3. Assignor irrevocably constitutes and appoints Assignee, with full power of substitution, to be its true and lawful attorney, and in its name, place or stead, to execute, acknowledge, swear to and file, all instruments, conveyances, certificates, agreements and other documents, and to take any action which shall be necessary, appropriate or desirable to effectuate the transfer, or prosecution of the Patents in accordance with the terms of this Agreement; provided, however, that such power shall be exercised by Assignee only in the event that Assignor fails to take the necessary actions required hereunder to affect or record such transfer, or prosecution of the Patents following Assignee’s reasonable request, and being given a reasonable opportunity to do so. This power of attorney shall be deemed to be coupled with an interest and shall be irrevocable.

4. Assignor also hereby authorizes the Commissioner of Patents to issue any and all Letters Patent which may be granted upon the Patents herein referenced to Assignee, as the assignee to the entire interest therein.

IN WITNESS WHEREOF, this Patent Assignment is executed at             as of this             day of             .

SELLER

By:

Name:

Title:

ACKNOWLEDGMENT

State of	)
) ss:
County of	)

On this             day of             , before me, the undersigned, personally appeared             , personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed this instrument on behalf of the corporation named herein, and acknowledged that s/he executed it in such representative capacity.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

My Commission Expires on